UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 24, 2022

Date of Report (Date of earliest event reported)

Rocky Mountain Industrials, Inc.

(formerly RMR Industrials, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55402	46-0750094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 S Syracuse Way, Suite 450

Greenwood Village, CO 80111

(Address of Principal Executive Offices)

(720) 614-5213

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

ROCKY MOUNTAIN INDUSTRIALS CLOSES $23,000,000 COMMERCIAL FINANCING

Denver, Colorado (May 24, 2022) – Rocky Mountain Industrials, Inc. (RMI), Colorado’s next generation infrastructure company, announced today that it has closed a $23,000,000 commercial bank financing for the continued construction of its 620-acre Rocky Mountain Rail Park located in Adams County.

The closing of this commercial transaction, coupled with the tax-exempt municipal bond raise of $65,209,784 in 2021, solidifies RMI’s ability to activate large land parcels with heavy industrial zoning and direct availability to high-capacity rail access in the eastern Denver Metro market.

"This commercial bank financing continues our accelerated development of the project. Our rail-based infrastructure solution in Denver and the Rocky Mountain Region is progressing rapidly," said Brian Fallin, CEO of RMI. "We are pleased to start infrastructure and rail construction on the northern parcels."

RMI began construction on the properties south parcel in March 2021 and continues a phased construction approach to the rail-served northern parcels.  Both rail and non-rail served sites are available for sale or lease throughout construction in 2022.

About RMI

Rocky Mountain Industrials Inc. is a materials infrastructure and distribution organization strategically positioned to serve the Mountain West.

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “plan,” “potential,” “project,” “proposed,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein relate to, among other things, RMI’s strategic position and prospects and legislative developments. These statements involve several known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include the matters discussed in the “Risk Factors” section of RMI’s filings with the Securities and Exchange Commission, all of which are incorporated by reference herein. The forward-looking statements in this press release speak as of the date of this release. Although RMI may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

ITEM 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description*

99.1*	Press Release Dated May 24, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2022	By:	/s/ Brian Aratani
Brian Aratani
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)